COMMON SHARES

INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

ACTIONS ORDINAIRES

CONSTITUEE EN VERTU DES LOIS DE LA PROVINCE DE L'ONTARIO

Number Numéro

K 0001

KINROSS Gold Corporation

Shares Actions

THIS IS TO CERTIFY THAT
CECI ATTESTE QUE

CUSIP 496902 20 6

SEE REVERSE FOR CERTAIN DEFINITIONS

VOIR CERTAINES DÉFINITIONS AU VERSO

DRAFT

is the registered holder of
est le détenteur immatriculé de

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

ACTIONS ORDINAIRES ENTIÈREMENT LIBÉRÉES ET NON SUJETTES À DES APPELS DE VERSEMENT DU CAPITAL-ACTIONS DE

Kinross Gold Corporation

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

Le présent certificat n'est pas valide à moins d'être contresigné et immatriculé par l'agent des transferts et agent chargé de la tenue des registres de la Société.

In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers,

En foi de quoi la Société a fait signer le présent certificat par ses représentants dûment autorisés,

this :
ce :

Countersigned and Registered
Contresigné et immatriculé
COMPUTERSHARE TRUST COMPANY OF CANADA (Toronto)
SOCIÉTÉ DE FIDUCIE COMPUTERSHARE DU CANADA (Toronto)
Transfer Agent and Registrar
Agent des transferts et agent chargé de la tenue des registres

VOID

By:
Par : ______________________
Authorized Officer - Représentant autorisé

OR

Countersigned and Registered
Contresigné et immatriculé
Computershare Trust Company, Inc. Denver and New York
Transfer Agent and Registrar
Agent des transferts et agent chargé de la tenue des registres

By:
Par : ______________________
Authorized Officer - Représentant autorisé

____
President / Président

VOID

____
Secretary / Secrétaire

Transfers of the shares represented by this certificate may be effected at the principal stock transfer office of Computershare Trust Company of Canada in the City of Toronto or at Computershare Trust Company, Inc. in New York, NY or Denver, CO.

Les transferts des actions représentées par ce certificat peuvent être effectués au bureau de transfert principal de Société de fiducie Computershare du Canada dans la ville de Toronto ou au bureau de Computershare Trust Company, Inc. à New York, NY ou Denver, CO.

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